                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 18, 2007
                                                          --------------


                               F.N.B. CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                  001-31940                      25-1255406
           ------------------------     ---------------------------------
           (Commission File Number)     (IRS Employer Identification No.)


                    One F.N.B. Boulevard, Hermitage, PA 16148
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (724) 981-6000
             -------------------------------------------------------
              (Registrant's telephone number, including area code)

           ------------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 19, 2007, F.N.B. Corporation (the Corporation) announced financial results for the quarter ended June 30, 2007. A copy of the press release announcing the Corporation's results for the quarter ended June 30, 2007, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         On July 18, 2007, the Corporation's Compensation Committee approved the award of performance-based and service-based restricted stock awards to the Corporation's Chief Executive Officer and other executive officers named in the compensation discussion included in the Corporation's proxy statement for its annual meeting of shareholders held in 2007 (the Named Executive Officers). The awards are made pursuant to the stockholder approved 2007 Incentive Compensation Plan (the Plan), a copy of which is on file with the SEC as Annex "A" to the Corporation's 2007 proxy statement. The Corporation's Compensation Committee intends to issue these awards and future awards, if any, of restricted stock pursuant to the terms of the Restricted Stock Agreements (collectively referred to as the Agreements), copies of which are attached hereto as Exhibits 10.1 and
10.2 and incorporated by reference herein.

         The performance-based restricted stock awards will fully vest on January 16, 2011, if during the four year period beginning on January 1, 2007 and ending on December 31, 2010 the Corporation's average return on average tangible equity is within the Top Quartile of peer financial institutions and the Named Executive Officer has remained continuously employed by the Corporation or any of its affiliates. Likewise, the service-based restricted stock awards will vest on January 16, 2010 provided the Named Executive Officers remain continuously employed with the Corporation or its affiliates until that date.

         The Agreements provide for accelerated or pro-rata vesting in connection with certain events such as the change in control of the Corporation, normal retirement, disability, early retirement or death. Additionally, the Agreements provide that if the Named Executive Officer's employment with the Company is terminated for any reason, prior to the vesting dates set forth in the Agreements, other than for the circumstances described in the preceding sentence, then such Named Executive Officer's award shall become null and void, as of the date of such termination.

         The Agreements provide that the Named Executive Officer will be entitled to all the rights of ownership in the restricted shares subject to their awards (whether or not vested), including the right to vote those shares and to accrue dividends.

         The foregoing discussion is qualified by reference to the full text of the Plan and the Agreements which are attached hereto as Exhibits and incorporated by reference herein.

         The following table sets forth information regarding the individual awards of restricted stock approved for each of the Named Executive Officers:

                                                                      Number of Shares of
                                                                   Restricted Stock Awarded
                                                              ----------------------------------
                                                              Service-            Performance-
               Named Executive Officer                         Based                  Based
------------------------------------------------------    -----------------     ----------------
Stephen Gurgovits                                                   12,500               18,700
Gary Roberts                                                         5,000                7,500
Brian Lilly                                                          4,100                6,150
David Mogle                                                          1,175                1,765
James Orie                                                           1,175                1,765


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

10.1         Restricted Stock Agreement (pursuant to 2007 Incentive Compensation
             Plan).

10.2 Performance Restricted Stock Award Agreement (pursuant to 2007 Incentive Compensation Plan).

99.1 Press release dated July 19, 2007 announcing the financial results of F.N.B. Corporation for the quarter ended June 30, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         F.N.B. CORPORATION
                                         (Registrant)



                                         By:    /s/Brian F. Lilly
                                                ----------------------------
                                         Name:  Brian F. Lilly
                                         Title: Chief Financial Officer
                                                (Principal Financial Officer)


Dated: July 19, 2007